UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2006

THE MOSAIC COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-32327	20-0891589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3033 Campus Drive Suite E490 Plymouth, Minnesota	55441
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 918-8270

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Information regarding the approval by The Mosaic Company (“Mosaic” or the “Company”) of a severance agreement with, and compensation arrangements for, James T. Prokopanko, an individual who has been elected as an executive officer of the Company, is incorporated herein by reference to the information set forth in Item 5.02 of this report.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 7, 2006, the Board of Directors of the Company elected James T. Prokopanko as Executive Vice President and Chief Operating Officer, effective July 31, 2006. Mr. Prokopanko was elected to serve until his successor is elected and qualified or until his earlier death, resignation or removal from office.

Mr. Prokopanko has been a Corporate Vice President of Cargill, Incorporated (“Cargill”) since 2004. He has been Cargill’s Corporate Vice President with executive responsibility for procurement since 2002 and a platform leader responsible for its Ag Producer Services Platform since 1999. Cargill is the holder (directly and through subsidiaries) of approximately 65.3% of the Company’s outstanding common stock. After joining Cargill in 1978, Mr. Prokopanko served in a wide range of leadership positions, including being named Vice President of the North American crop inputs business in 1995. During his Cargill career, Mr. Prokopanko has been engaged in retail agriculture businesses in the United States, Canada, Brazil, Argentina and the United Kingdom. Mr. Prokopanko will resign from all of his current positions with Cargill and its subsidiaries (other than Mosaic) in connection with his election as Executive Vice President and Chief Operating Officer of the Company effective July 31, 2006.

In his capacity as a Corporate Vice President of Cargill, Mr. Prokopanko may in certain cases have participated in or supervised, on behalf of Cargill and its other subsidiaries, their transactions with the Company and its subsidiaries. Further information regarding the relationships between the Company and its subsidiaries and Cargill and its other subsidiaries is incorporated herein by reference to the material (a) under “Certain Relationships and Related Transactions,” other than the information under the heading “Other Agreements,” in the proxy statement dated August 25, 2005 for the Company’s annual meeting of stockholders held on October 5, 2005 (the “Proxy Statement”) and (b) in the Company’s current report on Form 8-K filed with the Securities and Exchange Commission on May 18, 2006.

Mr. Prokopanko, age 52, has served as a director of the Company since October 2004. He currently is a member of the Corporate Governance and Nominating Committee and the Environmental, Health and Safety Committee of the Company’s Board of Directors. His current term of office as a director expires at the annual meeting of stockholders in 2008 or until his successor has been duly elected and qualified. Mr. Prokopanko will continue as a director of the Company, but will no longer receive compensation as a non-employee director. Mr. Prokopanko was designated as a nominee for election as a director of the Company by Cargill, pursuant to an Investor Rights Agreement dated October 22, 2004 between Cargill and the Company (the “Investor Rights Agreement”). Under the Investor Rights Agreement, as amended, during the four-year period commencing on the effective date of the business combination between IMC Global Inc. and Cargill’s crop nutrition businesses (i.e., October 22, 2004), Cargill has the right to designate seven nominees as directors of the Company.

On July 7, 2006, the Board of Directors of the Company also approved certain compensation arrangements for Mr. Prokopanko. Pursuant to such arrangements, Mr. Prokopanko is entitled to base pay of $525,000 per year, a target bonus under the Company’s Management Incentive Plan equal to 80% of his base pay, and long-term incentive awards under the Company’s 2004 Omnibus Stock and Incentive Plan. The long-term incentive awards will be in the form of stock options to purchase the Company’s common stock equal in value, on the date on which awards are granted generally to participants in the Company’s long-term incentive plan in

2006, to $550,000, and restricted stock units providing grants of the Company’s common stock that vest after three years, equal in value, on that date, to $550,000. In addition, in lieu of long-term incentive compensation from Cargill valued by the Board of Directors at approximately $1.8 million that Mr. Prokopanko will forfeit upon his resignation from Cargill, the Board of Directors approved the payment to Mr. Prokopanko of $600,000 on July 31, 2006 and the grant to Mr. Prokopanko of additional stock options equal in value, on the date on which awards are granted generally to participants in the Company’s long-term incentive program in 2006, to $600,000, and restricted stock units equal in value, on that date, to $600,000.

On July 7, 2006, the Board of Directors of the Company also approved a severance agreement between the Company and Mr. Prokopanko. The terms and conditions of the severance agreement, which have not yet been finalized, are expected to be generally similar to those of the Company’s severance agreements for executive officers with a level of benefits equal to two times annual salary and target bonus. Further information regarding the terms and conditions of the Company’s severance agreements for executive officers is incorporated herein by reference to the material under “Executive Compensation—Severance Agreements” in the Proxy Statement.

No “family relationship,” as that term is defined in Item 401(d) of Regulation S-K, exists among Mr. Prokopanko and any director, nominee for election as a director or executive officer of the registrant.

Item 7.01. Regulation FD Disclosure.

The following information is being “furnished” in accordance with General Instruction B.2. of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing:

Furnished herewith as Exhibit 99.1 and incorporated by reference herein is a copy of a press release, dated July 11, 2006, issued by The Mosaic Company.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Reference is made to the Exhibit Index hereto with respect to the exhibits furnished or filed herewith. Exhibit 99.1 listed in the Exhibit Index hereto is being “furnished” in accordance with General Instruction B.2. of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MOSAIC COMPANY

Date: July 11, 2006	By:	/s/ Richard L. Mack
	Name:	Richard L. Mack
	Title:	Senior Vice President, General
Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated July 11, 2006, of The Mosaic Company

99.2	The material under (a) “Certain Relationships and Related Transactions” on pages 15 through 22, other than the information on page 22 under the heading “Other Agreements,” and (b) “Executive Compensation - Severance Agreements” on pages 28 and 29, in the proxy statement dated August 25, 2005 for the annual meeting of stockholders of The Mosaic Company held on October 5, 2005, SEC File No. 001-32327, is hereby incorporated herein by reference.